Exhibit 10.1

Execution Version

FIRST AMENDMENT TO LICENSE AND COLLABORATION AGREEMENT

This FIRST AMENDMENT TO LICENSE AND COLLABORATION AGREEMENT is entered into as of October 15, 2019 (this “First Amendment”), by and between Aclaris Therapeutics, Inc., a Delaware corporation (“ATI”), and Rigel Pharmaceuticals, Inc. (“Rigel”).

RECITALS

WHEREAS,  ATI and Rigel are parties to that certain License and Collaboration Agreement, dated as of August 27, 2015 (the “Agreement”);

WHEREAS,  ATI and Rigel desire to amend the Agreement to, among other things, delete all references to [***] and [***] Milestone Payments for [***],  as set forth in this First Amendment;

WHEREAS, Rigel has offered the terms of this First Amendment on [***], pursuant to discussions commencing on [***], and has indicated that such terms have been extended until [***]  (“Offer Expiration Date”); and

WHEREAS, pursuant to Section 10.5 of the Agreement, the Agreement cannot be amended or modified unless it is reduced to writing and signed by the respective authorized officers of ATI and Rigel.

NOW, THEREFORE, in consideration of the Amendment Fee (as defined below) and other agreements contained herein, ATI and Rigel, intending to be legally bound, hereby agree as set forth herein.

AGREEMENT

1.	Defined Terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.
2.

Amendment Fee.  Upon entering into this First Amendment, the Parties agree that an amendment fee of $1,500,000.00 (the “Amendment Fee”) is due to Rigel.  The Amendment Fee can be paid to Rigel anytime, but no later than in accordance with the following schedule: (i) $500,000.00 on January 15, 2020; (ii) $500,000.00 on April 15, 2020; and (iii) $500,000.00 on July 15, 2020 (“Payment Plan”).  For the avoidance of doubt, the Amendment Fee for this First Amendment is due whether or not the Agreement has been terminated.

3.	Amendments.
(a) Section 1.39 of the Agreement, and all references to the term “[***]”, are hereby deleted in their entirety.
(b) Section 4.2 of the Agreement is hereby amended as follows:

certain identified information has been excluded from thIS exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. OMISSIONS ARE DESIGNATED [***]

(i) Table 2 of Section 4.2 is hereby deleted in its entirety, and all references throughout the Agreement to Table 2 of Section 4.2 are hereby deleted in their entirety.
(ii) Section 4.2(d) is hereby deleted in its entirety.
(c) Section 4.3 of the Agreement is hereby amended as follows:
(i) Table 3 of Section 4.3 is hereby amended and restated as follows:

Table 3
Milestone Event	Milestone Payment
1) [***]	$[***]
2) [***]	$[***]
TOTAL	$10,500,000

(ii) Table 4 of Section 4.3 is hereby deleted in its entirety, and all references throughout the Agreement to Table 4 of Section 4.3 are hereby deleted in their entirety.
(iii) The second sentence of Section 4.3(a) is hereby amended and restated to read as follows:

“Further, for the avoidance of doubt, in no event shall Rigel be entitled to received from ATI more than $10,500,000, payable in accordance with this Section 4.3.”

(d) Section 9.3 of the Agreement is hereby amended and restated as follows:

“Section 9.3   Termination Without Cause.  ATI may terminate this Agreement for any reason or no reason on sixty (60) days’ written notice to Rigel.”

(e) Section 9.6 of the Agreement is hereby deleted in its entirety.
4.

Agreement Regarding Deletions.  Rigel hereby agrees that this First Amendment effectively removes any obligation for ATI or any assignee, successor or sublicensee for any of the provisions that are deleted by this First Amendment, and Rigel shall have no rights to assert any remedies regarding obligations in such deleted provisions so long as this First Amendment is entered into by the Offer Expiration Date. In furtherance of the foregoing, Rigel hereby agrees that no payment is due, and Rigel hereby releases ATI from any and all claims Rigel has had, has or may have, for the [***].

5.	Agreement Regarding Satisfaction of Milestone. For the avoidance of doubt, Rigel hereby agrees that the Milestone Payment for Milestone Event 1 of Table 1 has been satisfied as a result of [***].
6.	Agreement Regarding Commercially Reasonable Efforts. Rigel hereby agrees, that for purposes of the Agreement, including Section 2.6, from and after the date hereof, ATI’s obligation certain identified information has been excluded from thIS exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. OMISSIONS ARE DESIGNATED [***]

to use Commercially Reasonable Efforts to Develop, seek Regulatory Approval for, and Commercialize at least one (1) Product shall be deemed satisfied by ATI using commercially reasonable efforts to find a Third Party to use Commercially Reasonably Efforts to Develop, seek Regulatory Approval for, and Commercialize at least one (1) Product.

7.

Assignability.  For the avoidance of the doubt, ATI shall be permitted to assign this First Amendment and all rights and obligations hereunder, including the Amendment Fee, and the Agreement, in accordance with Section 10.6 of the Agreement; provided that if such assignment is pursuant to Section 10.6(b) of the Agreement, such successor shall agree in writing to be bound by the terms of the Agreement and this First Amendment as if it were the assigned party and ATI shall notify Rigel in writing of such assignment within twenty (20) Business Days of such assignment.

8.

Effect of Late Payments or Non-Payments Hereunder.    Whether or not the Agreement is in full force or is terminated, the Amendment Fee is due hereunder and shall be paid no later than in accordance with the Payment Plan.  The payment obligation of the Amendment Fee is accrued upon entry into this First Amendment and survives both this First Amendment and the Agreement.  If any such payments under the Payment Plan are late by more than [***], the entire Amendment Fee, to the extent not paid to Rigel already, shall become due and Rigel shall immediately have the right to terminate the Agreement if still in force; and, Rigel shall have the right to proceed to arbitration in accordance with Exhibit D of the Agreement and Section 10.4 to collect the unpaid portion of the Amendment Fee.  The cure period of Section 9.2 and discussion period of Section 10.2 shall not be applicable to any dispute between the Parties regarding the payment of the Amendment Fee.

9.

Miscellaneous.  Except as set forth in Section 8 of this First Amendment, the terms and provisions of Article 10 of the Agreement are incorporated herein by reference as if set forth herein in their entirety and shall apply to this First Amendment,  mutatis mutandis.  Except as expressly provided in this First Amendment, all other terms and conditions of the Agreement remain in full force and effect. If there is a conflict between this First Amendment and the Agreement, the terms of this First Amendment will prevail.

[Remainder of page intentionally left blank; signatures appear on following page.]

certain identified information has been excluded from thIS exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. OMISSIONS ARE DESIGNATED [***]

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first above written.

RIGEL PHARMACEUTICALS, INC.

By:	/s/ Dolly Vance
Name: Dolly Vance
Title: EVP, Corporate Affairs & GC

ACLARIS THERAPEUTICS, INC.

By:	/s/ Neal Walker
Name: Neal Walker
Title: President & CEO

[Signature Page to First Amendment to License and Collaboration Agreement]

certain identified information has been excluded from thIS exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. OMISSIONS ARE DESIGNATED [***]